     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 17, 2001.

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                          DAL-TILE INTERNATIONAL INC.

             (Exact name of Registrant as specified in its charter)

                DELAWARE                             7834 HAWN FREEWAY                             13-3548809
    (State or other jurisdiction of                 DALLAS, TEXAS 75217                         (I.R.S. Employer
     incorporation or organization)                    (214) 398-1411                         Identification No.)
                                             (Address, including zip code, and
                                                         telephone
                                              number, including area code, of
                                                        registrant's
                                                principal executive offices)

                            ------------------------

                                 JACQUES R. SARDAS
                       PRESIDENT, CHIEF EXECUTIVE OFFICER
                           AND CHAIRMAN OF THE BOARD
                          DAL-TILE INTERNATIONAL INC.
                               7834 HAWN FREEWAY
                              DALLAS, TEXAS 75217
                                 (214) 398-1411

           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

           JEAN E. HANSON, ESQ.                        JAMES J. CLARK, ESQ.
 FRIED, FRANK, HARRIS, SHRIVER & JACOBSON            CAHILL GORDON & REINDEL
            ONE NEW YORK PLAZA                            80 PINE STREET
      NEW YORK, NEW YORK 10004-1980               NEW YORK, NEW YORK 10005-1702
              (212) 859-8000                              (212) 701-3000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

                            ------------------------

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-59190

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                         ------------------------------

                        CALCULATION OF REGISTRATION FEE

                                                     AMOUNT          PROPOSED MAXIMUM     PROPOSED MAXIMUM
               TITLE OF SHARES                        TO BE           AGGREGATE PRICE    AGGREGATE OFFERING        AMOUNT OF
              TO BE REGISTERED                     REGISTERED           PER UNIT(1)             PRICE          REGISTRATION FEE
Common stock, par value $0.01 per share......       2,300,000             $14.05             $32,315,000            $8,079

(1) Estimated solely for purpose of calculating the amount of the registration fee. Pursuant to Rule 457(c), the registration fee is based on the average high and low sale prices of the Registrant's common stock as reported on the New York Stock Exchange on May 16, 2001.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

    This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, the signature pages, an exhibit index, an exhibit 5 opinion, an accountant's consent and the other documents listed on the exhibit index. The contents of the Registration Statement on Form S-3 (File No. 333-59190) filed by Dal-Tile International Inc. with the Securities and Exchange Commission on
April 19, 2001, as amended, which was declared effective by the Commission on May 16, 2001, including the exhibits thereto, are incorporated by reference into this Registration Statement.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, we certify that we have reasonable grounds to believe we meet all requirements for filing on Form S-3 and have duly caused this registration statement to be signed on our behalf by the undersigned, who is duly authorized, in the city of Dallas, State of Texas on the 17th day of May, 2001.

                                                       DAL-TILE INTERNATIONAL INC.

                                                       By:  /s/ MARK A. SOLLS
                                                            -----------------------------------------
                                                            Name: Mark A. Solls
                                                            Title:  VICE PRESIDENT, GENERAL COUNSEL
                                                            AND SECRETARY

    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

                      SIGNATURE                                    TITLE                             DATE
                      ---------                                    -----                             ----
                          *                            President, Chief Executive
     -------------------------------------------         Officer and Chairman of the             May 17, 2001
                  Jacques R. Sardas                      Board of Directors

                                                       Executive Vice President,
                          *                              Chief Financial Officer and
     -------------------------------------------         Treasurer (Principal                    May 17, 2001
               W. Christopher Wellborn                   Financial and Accounting
                                                         Officer)

                          *
     -------------------------------------------       Director                                  May 17, 2001
               Charles J. Pilliod, Jr.

                          *
     -------------------------------------------       Director                                  May 17, 2001
                 Douglas D. Danforth

                          *
     -------------------------------------------       Director                                  May 17, 2001
                   Vincent A. Mai

                          *
     -------------------------------------------       Director                                  May 17, 2001
                   John F. Fiedler

*By:                    /s/ MARK A. SOLLS
             --------------------------------------
                          Mark A. Solls
                        ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                          DESCRIPTION
-------                                         -----------
         5.1.           Opinion of Fried, Frank, Harris, Shriver & Jacobson, counsel to Dal-Tile International Inc., as to the legality of the
                        securities being offered.

        23.1.           Consent of Fried, Frank, Harris, Shriver & Jacobson
                        (included in Exhibit 5.1).

        23.2.           Consent of Ernst & Young LLP.

        24.1.           Powers of Attorney (filed as Exhibit 24.1 to the
                        Registration Statement on Form S-3 of Dal-Tile International
                        Inc. (File No. 333-59190) and incorporated herein by
                        reference).